SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : July 26, 1999


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    333-68513-03             74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 1999 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On July 26, 1999 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distrbutions  are  filed  as
Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 26, 1999 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  August 3, 1999            By:   /s/ Kimberly Costa

                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         July 26, 1999                                  5

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 26, 1999

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                              STATEMENT TO CERTIFICATEHOLDERS
                                       July 26, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance            Interest       Principal      Total        Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1     152951000.00   148960555.91         2486402.63      856523.20  3342925.83       0.00         0.00            146474153.28
AP1       933405.00      930396.41             755.69           0.00      755.69       0.00         0.00               929640.72
A2      76965000.00    72280990.50         1813698.14      406580.57  2220278.71       0.00         0.00             70467292.36
AP2       784915.00      768242.52           14673.42           0.00    14673.42       0.00         0.00               753569.10
A3      33914000.00    32901819.45          153141.11      179589.10   332730.21       0.00         0.00             32748678.34
AP3       844678.00      833398.28            2808.87           0.00     2808.87       0.00         0.00               830589.41
B1       8662000.00     8627434.31            8809.08       49607.75    58416.83       0.00         0.00              8618625.23
B2       6351000.00     6325656.35            6458.84       36372.52    42831.36       0.00         0.00              6319197.51
B3       2741000.00     2730062.04            2787.54       15697.86    18485.40       0.00         0.00              2727274.50
B4       1443000.00     1437241.71            1467.50        8264.14     9731.64       0.00         0.00              1435774.21
B5        865000.00      861548.22             879.69        4953.90     5833.59       0.00         0.00               860668.53
B6       2318513.06     2309261.05            2357.88       13278.25    15636.13       0.00         0.00              2306903.17
R            100.00         100.00               0.00           0.58        0.58       0.00         0.00                  100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 288773611.06   278966706.75         4494240.39     1570867.87  6065108.26       0.00         0.00            274472466.36
-----------------------------------------------------------------------------------------------------------------------------------
AX2     76965000.00    72280990.50               0.00        9035.12     9035.12       0.00         0.00             70467292.36
AX3     33914000.00    32901819.45               0.00        9596.36     9596.36       0.00         0.00             32748678.34
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                           Pass-through Rates
--------------------------------------------------------------------------------      ---------------------------
                    Prior                                               Current                          Current
                    Principal                                           Principal        Class          Pass-thru
Class   cusip       Factor        Interest    Principal      Total       Factor                           Rate
----------------------------------------------------------------------------------------------------------------------------------
A1   863572zj5    973.91031056  16.25620382   5.59998431   21.85618813   957.65410674      A1          6.900000%
AP1  863572zk2    996.77675821   0.80960569   0.00000000    0.80960569   995.96715252      AP1         0.000000%
A2   863572zl0    939.14104463  23.56523277   5.28266836   28.84790112   915.57581186      A2          6.750000%
AP2  863572zm8    978.75887198  18.69427900   0.00000000   18.69427900   960.06459298      AP2         0.000000%
A3   863572zt3    970.15449225   4.51557204   5.29542667    9.81099870   965.63892021      A3          6.550000%
AP3  863572zu0    986.64613024   3.32537369   0.00000000    3.32537369   983.32075655      AP3         0.000000%
B1   863572zp1    996.00950242   1.01697991   5.72705495    6.74403486   994.99252251      B1          6.900000%
B2   863572zq9    996.00950244   1.01698000   5.72705401    6.74403401   994.99252244      B2          6.900000%
B3   863572zr7    996.00950018   1.01697920   5.72705582    6.74403502   994.99252098      B3          6.900000%
B4   863572zw6    996.00950104   1.01697852   5.72705475    6.74403326   994.99252252      B4          6.900000%
B5   863572zx4    996.00950289   1.01698266   5.72705202    6.74403468   994.99252023      B5          6.900000%
B6   863572zy2    996.00950706   1.01697939   5.72705422    6.74403361   994.99252767      B6          6.900000%
R    863572zs5   1000.00000000   0.00000000   5.80000000    5.80000000  1000.00000000      R           6.900000%
TOTAL             966.03947198  15.56319628   5.43979024   21.00298652   950.47627570

AX2  863572zn6    939.14104463   0.00000000   0.11739258    0.11739258   915.57581186      AX2         0.150000%
AX3  863572zv8    970.15449225   0.00000000   0.28296161    0.28296161   965.63892021      AX3         0.350000%

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Kimberly Costa
                        THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3247
                       email: kimberly.k.costa@chase.com
                     ---------------------------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                                       July 26, 1999


Sec. 4.03(i)    Unscheduled Principal Amounts                                         4,208,008.50
                Group 1 Unscheduled Principal                                         2,377,691.07
                Group 2 Unscheduled Principal                                         1,768,091.66
                Group 3 Unscheduled Principal                                            62,225.77

Sec. 4.03(iv)   Aggregate Advances                                                    1,608,141.02
                Group 1 Advances                                                        890,400.51
                Group 2 Advances                                                        461,634.11
                Group 3 Advances                                                        245,816.43
256,106.40

Sec. 4.03(v)    Ending Principal Balance                                           274,472,468.18
                Group 1 Principal Balance                                          160,285,780.73
                Group 2 Principal Balance                                           77,726,745.84
                Group 3 Principal Balance                                           36,459,941.61


Sec. 4.03(vii)  Current Period Realized Losses                                               0.00
                Group 1 Current Period Realized Losses                                       0.00
                Group 2 Current Period Realized Losses                                       0.00
                Group 3 Current Period Realized Losses                                       0.00

                Bankruptcy Losses                                                            0.00
                Fraud Losses                                                                 0.00
                Special Hazard Losses                                                        0.00

                Bankruptcy Loss Amount                                                 100,000.00
                Fraud Loss Amount                                                    5,775,472.00
                Special Hazard Loss Amount                                           5,702,426.82

                Servicing Fees                                                         109,128.76
                Master Servicing Fees                                                   69,741.68
                Trustee Fees                                                             1,859.78

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month       3              1,214,033.55            0.76%
                2 Months      1                103,672.22            0.06%
                3+ Months     0                      0.00            0.00%
                Total         4              1,317,705.77            0.82%

                     Group 2
                Category      Number    Principal Balance   Percentage
                1 Month       6              1,302,978.77            1.68%
                2 Months      0                      0.00            0.00%
                3+ Months     0                      0.00            0.00%
                Total         6              1,302,978.77            1.68%

                     Group 3
                Category      Number    Principal Balance   Percentage
                1 Month       2                779,753.43            2.14%
                2 Months      1                637,514.88            1.75%
                3+ Months     1                128,268.90            0.35%
                Total         4              1,545,537.21            4.24%

                     Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month       11             3,296,765.75            1.20%
                2 Months       2               741,187.10            0.27%
                3+ Months      1               128,268.90            0.05%
                Total         14             4,166,221.75            1.52%

                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 3
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                                       July 26, 1999


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 3
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class ax2 shortfall                     0.00
                         Class a3 shortfall                      0.00
                         Class ax3 shortfall                     0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r shortfall                       0.00

Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class ax2 shortfall                     0.00
                         Class a3 shortfall                      0.00
                         Class ax3 shortfall                     0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r shortfall                       0.00

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